UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 26, 2009

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

                                                                Maryland                                        1-11533                                      74-2123597

                                                      (State or Other Jurisdiction           (Commission File Number)                    (IRS Employer

                                                           of Incorporation)                                                                                  Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

            Martin L. Garcia, a director of Parkway Properties, Inc. (the "Company") informed the Company on February 26, 2009 that he will not be standing for re-election to the Company's Board of Directors at the Company's Annual Meeting on May 14, 2009.  Mr. Garcia has not expressed any disagreement with the Company under Item 5.02(a) of Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 3, 2009

                                        PARKWAY PROPERTIES, INC.

                                  By: /s/ J. Mitchell Collins

                            J. Mitchell Collins

                         Executive Vice President, Chief

                        Financial Officer and Secretary

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